UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  August 24, 2001



                   GE Capital Commercial Mortgage Corporation
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             (Exact name of registrant as specified in its charter)


        Delaware                    333-57802-01              22-3755203
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(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)             File Number)        Identification No.)




                  292 Long Ridge Road
                  Stamford, Connecticut                           06927
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                  (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code      (203) 357-4000
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Item 5.     Other Events.

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for GE Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2001-2. On August 9, 2001, GE Capital Commercial Mortgage Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, GEMSA Loan Services, L.P., as master servicer, ORIX Real Estate Capital Markets, LLC, as special servicer and Wells Fargo Bank Minnesota, N.A., as trustee of the GE Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2001-2 issued in twenty-two classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class B, and Class C Certificates are being offered by the Prospectus dated July 18, 2001, as supplemented by the Prospectus Supplement dated July 31, 2001.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.



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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 4   Pooling and Servicing Agreement


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            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 24, 2001


                                       GE CAPITAL COMMERCIAL MORTGAGE
                                       CORPORATION



                                       By:  /s/ Daniel Vinson
                                          --------------------------------------
                                          Name:   Daniel Vinson
                                          Title:  Authorized Signatory


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                                INDEX TO EXHIBITS



Item  601(a)  of
Regulation  S-K                                                   Paper (P) or
Exhibit No.                     Description                       Electronic (E)
-----------                     -----------                       --------------

4                               Pooling and Servicing Agreement            E




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                                   EXHIBIT 4